UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Avid Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive
Burlington	Massachusetts	01803
Address of Principal Executive Offices, Including Zip Code

978 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 14, 2021 and January 15, 2021, Avid Technology, Inc. (the "Company") will make a series of investor presentations at the 23rd Annual Needham Virtual Growth Conference. A copy of the presentation (the "Investor Presentation") is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation will also be available on the Company's website at www.ir.avid.com.

The Investor Presentation includes financial information not prepared in accordance with generally accepted accounting principles ("Non-GAAP Financial Measures"). The Company believes the Non-GAAP Financial Measures provided in the Investor Presentation provide helpful information to investors with respect to evaluating the Company’s performance. However, these Non-GAAP Financial Measures may vary from how other companies present such measures. These Non-GAAP Financial Measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's filings with the Securities and Exchange Commission (the "SEC") and other public announcements that the Company may make by press release or otherwise from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Investor Presentation or this current report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this current report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Avid Technology, Inc. January 14, 2021 and January 15, 2021 Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: January 14, 2021	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and CFO